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                                                                    Exhibit 10.2

                  HORSESHOE NOTE PLEDGE AND SECURITY AGREEMENT

            HORSESHOE GAMING HOLDING CORP., a Delaware corporation (the "Pledgor"), HORSESHOE GAMING, L.L.C., a Delaware limited liability company (the "Obligor"), and U.S. TRUST COMPANY, NATIONAL ASSOCIATION (formerly known as U.S. Trust Company of California, N.A.), as trustee (the "Trustee") for the registered holders from time to time (the "Holders") of the Notes (as defined herein) issued by the Pledgor under the Indenture referred to below, hereby enter into this HORSESHOE NOTE PLEDGE AGREEMENT (this "Pledge Agreement"), as of and on May 11, 1999.

            Capitalized terms not otherwise defined herein have the meanings given to them in the Indenture referred to below.

                                    RECITALS

            A. The Pledgor and the Trustee have entered into that certain Indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), under which the Pledgor is issuing on the date hereof $600,000,000 in aggregate principal amount of 85/8% Senior Subordinated Notes due 2009 (together with any notes that may from time to time be issued in substitution therefor, the "Notes").

            B. The Obligor has executed a promissory note in the original principal amount of $240,349,125.00, dated as of the date hereof (the "Horseshoe Note"), in favor of the Pledgor.

            C. Horseshoe Entertainment, L.P., a Louisiana limited partnership, and Robinson Property Group, Limited Partnership, a Mississippi limited partnership (each, a "Guarantor"), have each executed a written guarantee, dated as of the date hereof (the "Guarantees") of the Obligor's payment of all amounts due, and its performance of all its other obligations under, the Horseshoe Note.

            D. The Pledgor has entered into a Security and Control Agreement, dated as of the date hereof (the "Security Agreement"), with the Trustee, as trustee and as securities intermediary (as such, the "Securities Intermediary") thereunder, under which the Trustee will have a security interest in a securities account main-
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tained by the Securities Intermediary and funded by a portion of the proceeds of the Notes, and in certain other collateral specified therein, to secure the Pledgor's performance of the Obligations (as defined below).

            E. It is a condition to the issuance of the Notes that the Pledgor and the Obligor enter into this Pledge Agreement with the Trustee and that the Pledgor (i) pledge the Horseshoe Note to the Trustee (for the benefit of the Holders of the Notes), and (ii) grant a security interest in the Guarantees to the Trustee (for the benefit of the Holders of the Notes), all in accordance with the provisions hereof, to secure further the Pledgor's performance of the Obligations (as defined below).

            NOW, THEREFORE, in view of the foregoing, and in consideration of the mutual promises herein and the benefits to be received therefrom, the Pledgor, the Obligor, and the Trustee hereby agree as follows:

            SECTION 1. Pledge. The Pledgor hereby pledges to the Trustee, for its benefit and the ratable benefit of the Holders of the Notes, and grants to the Trustee, for its benefit and the ratable benefit of the Holders of the Notes, a security interest in, the following (the "Pledged Collateral"):

                  (i) the Horseshoe Note, the Pledgor's right to receive the Obligor's performance under the Horseshoe Note, and all interest, cash, instruments, and other property from time to time received, receivable or otherwise distributed on account of or in exchange for the Horseshoe Note;

                  (ii) each Guarantee;

                  (iii) the Pledgor's right to receive each Guarantor's performance of its obligations under its respective Guarantee, and all interest, cash, instruments, and other property from time to time received, receivable or otherwise distributed on account of or in exchange for either or both Guarantees; and

                  (iv) all proceeds of any and all of the foregoing (including, without limitation, proceeds that constitute property of the types described above).

            SECTION 2. Security for Obligations. This Pledge Agreement and the security interest granted hereby secure (i) the Pledgor's prompt and complete


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payment of all amounts due, either at maturity or upon acceleration, under the
Notes and, (ii) the Pledgor's timely and full payment and performance of all its other obligations under the Notes, the Indenture, the Registration Rights Agreement, the Security Agreement, and this Pledge Agreement (collectively, the "Obligations").

            SECTION 3. Delivery of Pledged Collateral; No Amendment of Horseshoe Note.

            (a) On the Issue Date (as defined in the Indenture), the Pledgor shall deliver to the Trustee an executed copy of this Pledge Agreement together with the original Horseshoe Note and the original of all certificates or other instruments representing or evidencing the Pledged Collateral, all in form and substance satisfactory to the Trustee.

            (b) The Pledgor agrees that, before the Termination Date (as defined below) and so long as the Horseshoe Note is in the Trustee's possession, the Pledgor shall not seek to amend or modify or waive any provision of the Horseshoe Note or either Guarantee without the Trustee's prior written consent.

            (c) Concurrently with the execution and delivery of this Pledge Agreement, the Pledgor shall deliver to the Trustee executed copies of proper financing statements, which shall be duly filed in the office of the Secretary of State of Nevada, covering the Pledged Collateral described in this Pledge Agreement. A single financing statement, covering both the collateral pledged under this Pledge Agreement and the collateral pledged under the Security Agreement, may be delivered and filed.

            SECTION 4. Pledgor's Instruction; Obligor's Consent.

            (a) Before the Maturity Date (as defined in the Horseshoe Note), and so long as no Event of Default (as defined in the Indenture) has occurred, the Obligor may make all payments that become due under the Horseshoe Note to the Pledgor. The Pledgor hereby irrevocably instructs the Obligor and each Guarantor that, notwithstanding the foregoing, the terms of the Horseshoe Note, or any other agreement or any instructions from the Pledgor or any other entity to the contrary, the Obligor and each Guarantor shall make all payments that become due under the Horseshoe Note or either Guarantee, as the case may be, to the Trustee (1) if the Trustee delivers written notice to


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      the Obligor and each Guarantor that an Event of Default (as defined in the
      Indenture) has occurred and is continuing and (2) on and after the Maturity Date.

            (b) The Obligor hereby consents to the Pledgor's pledge of the Pledged Collateral, including the Horseshoe Note, to the Trustee and to all other terms of this Pledge Agreement. Notwithstanding the terms of the Horseshoe Note or any other agreement or any instructions from the Pledgor or any other entity to the contrary, the Obligor agrees to make all payments that become due under the Horseshoe Note, as the case may be, to the Trustee (1) if the Trustee delivers written notice to the Obligor that an Event of Default (as defined in the Indenture) has occurred and is continuing and (2) on and after the Maturity Date. Once the Obligor becomes obligated to make payments hereunder to the Trustee, it shall remain so obligated until other wise instructed by the Trustee. The Obligor shall not enter into any agreement with any other Person that is inconsistent with its obligations under the Horseshoe Note and this Pledge Agreement. The Pledgor and the Obligor acknowledge that no amendment, modification, or waiver of any provision of the Horseshoe Note or either Guarantee will be valid without the Trustee's prior written consent.

            SECTION 5. The Pledgor's and Obligor's Representations and Warranties. The Pledgor and the Obligor hereby represent and warrant that, as of the date hereof:

            (a) Its execution and delivery of, and its performance of its obligations under, this Pledge Agreement and (with respect to the Obligor) the Horseshoe Note will not (i) conflict with any provision of applicable law or statute, its organizational documents, any material agreement or other material instrument binding upon it or any of its affiliates, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over it or any of its affiliates, or (ii) result in the creation or imposition of any Lien on any of its assets, except for the security interest granted to the Trustee herein. No consent, approval, authorization or order of, qualification with, or other action by any governmental or regulatory body or agency or any third party is required for (i) the execution, delivery or performance of this Pledge Agreement and (with respect to the Obligor) the Horseshoe Note, or (ii) the Pledgor's grant of, or the perfection and maintenance of, the security interest created hereby (including its first priority nature). Notwithstanding the


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      foregoing, a breach of any of the representations and warranties in this
      Section 5 will not constitute a default under this Pledge Agreement unless that breach causes a material adverse effect on (i) the validity or enforceability of this Pledge Agreement or any other material agreement executed in connection with the transactions contemplated herein or in the Indenture, (ii) the Pledgor's ability to perform its material obligations under the Notes and the Indenture, or (iii) the Trustees ability to enjoy the benefits of this Pledge Agreement as contemplated herein.

            (b) The Pledgor and the Obligor have duly and validly authorized, executed, and delivered this Pledge Agreement. This Pledge Agreement constitutes the valid and binding agreement of the Pledgor and the Obligor, enforceable against each of them in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency, fraudulent transfer, preference, reorganization, moratorium, or similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court considering the matter, and (iii) the exculpation provisions and rights to indemnification hereunder may be limited by federal and state securities laws and public policy considerations.

            (c) The Pledgor is the legal and beneficial owner of the Horseshoe Note, free and clear of any Lien or claim of any person or entity (except for the security interest granted to the Trustee herein). No financing statement or other instrument similar in effect covering the Pledgor's interest in the Horseshoe Note is on file in any public office, other than any financing statement filed under this Pledge Agreement.

            (d) The Horseshoe Note evidences the legal and binding obligation of the Obligor. The Obligor has not agreed to make the payments due under the Horseshoe Note to any entity other than the Pledgor or (in accordance with this Pledge Agreement) the Trustee.

            (e) The security interest granted to the Trustee herein will constitute a first priority security interest in the Pledged Collateral (except, with respect to proceeds, only to the extent permitted by UCC ss. 9-306), enforceable as such against all creditors of the Pledgor and against any Person purporting to purchase the Pledged Collateral from the Pledgor, except insofar as enforce-


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      ment may be affected by general equitable principles (whether in a proceeding in equity or at law).

            (f) There are no legal or governmental proceedings pending or, to the best of the Pledgor's knowledge, threatened to which the Pledgor or any of its affiliates is a party or relating to any property of the Pledgor or any affiliate that would materially adversely affect the Pledgor's or the Obligor's power or ability to perform its obligations under this Pledge Agreement.

            (g) The Pledgor's chief executive offices are located at 4024 South Industrial Road, Las Vegas, Nevada 89103. The Pledgor will not change the location of its chief executive offices before the Termination Date (as defined below) without giving at least 30 days' prior written notice to the Trustee.

            (h) No Event of Default (as defined below) exists.

            SECTION 6. Further Assurances. The Pledgor shall, at any time and from time to time and at its expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Trustee may reasonably request, in order to perfect and protect the security interest granted hereby or to enable the Trustee to exercise and enforce its rights and remedies with respect thereto.

            SECTION 7. Transfers and Other Liens. The Pledgor agrees that it will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon any of the Pledged Collateral, except for the security interest under this Agreement.

            SECTION 8. Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Trustee as the Pledgor's attorney-in-fact, with full authority in the place of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Trustee's discretion to take any action and to execute any instrument which the Trustee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive and indorse any instrument issued in exchange for or on account of the Note and to collect all amounts due under the Note or any such substituted instrument. If the Pledgor fails to perform any of its obligations herein, the Trustee may perform, or cause perfor-


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mance of, that obligation and shall be entitled to reimbursement of its reasonable expenses, incurred in connection therewith, under Section 10 hereof.

            SECTION 9. The Trustee's Duties. The Trustee undertakes to perform only those duties expressly and specifically set forth herein. This Pledge Agreement does not, and may not be interpreted to, impose any implied duties or obligations on the Trustee, including, without limitation, any obligation to monitor the Pledgor's performance of its obligations hereunder. Except as provided by applicable law or by the Indenture, the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral if the Trustee accords the Pledged Collateral treatment substantially similar to that which the Trustee accords similar property held by the Trustee in a similar capacity.

            SECTION 10. Indemnity.

            (a) The Pledgor hereby indemnifies, holds harmless, and agrees to defend the Trustee and each of its directors, officers, employees, attorneys, and agents (each, an "Indemnified Person") from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs, reasonable legal fees and expenses, and damages, arising from the performance by the Trustee of its obligations under this Pledge Agreement. The Pledgor shall, upon demand by any Indemnified Person, promptly pay or reimburse that Indemnified Person for all amounts indemnified hereunder. Notwithstanding the foregoing, the Pledgor (i) shall not be obligated to indemnify any Indemnified Person from any claim, action, obligation, liability or expense against or incurred by that Indemnified Person that is judicially determined (the determination having become final) to be directly attributable to the gross negligence or willful misconduct of that Indemnified Person, and (ii) shall, upon that final judicial determination, be entitled to recover from that Indemnified Person all amounts therefore paid hereunder, provided that before any such judicial determination becomes final, the Pledgor must promptly pay all amounts demanded hereunder by any Indemnified Person.

            (b) In addition, and without limiting the provisions of the foregoing Section 10(a), if the Trustee is required to take any action hereunder to enforce its rights with respect to the Pledged Collateral, the Trustee's rights and duties shall be as set forth in Article VII of the Indenture, and the Trustee


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      shall be entitled to the benefit of the indemnity and compensation provisions and all other protections and exculpatory provisions therein.

            SECTION 11. Remedies upon Default. As used herein, "Event of Default" means (i) any Event of Default as that term is defined in the Indenture, (ii) any breach by the Pledgor or Obligor of their representations, warranties, covenants, or agreements under the Notes or herein, or (iii) any breach by the Obligor of its representations, warranties, covenants, or agreements under the Horseshoe Note. If an Event of Default occurs before the Termination Date and is continuing:

            (a) The Trustee may (for the benefit of the Holders of the Notes) enforce all of the Pledgor's rights against the Obligor under the Horseshoe Note and against each Guarantor under its respective Guarantee, including without limitation the right to sue the Obligor and the Guarantors to collect all amounts due under the Horseshoe Note or the Guarantees, respectively, and may apply all amounts collected to the payment of amounts due under the Notes.

            (b) The Trustee (for the benefit of the Holders of the Notes) shall have, in addition to all other rights given by law, by this Pledge Agreement, or by the Indenture, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC. With respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody or under the control of the Trustee, the Trustee may, upon the direction of a majority in aggregate principal amount of the Holders of the Notes, sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever of, or created by or through, the Pledgor. The Trustee shall give the Pledgor such notice of the time and place of any public sale of the Pledged Collateral as is feasible and reasonable under the circumstances, except no notice of sale shall be required if the Trustee determines, in its reasonable judgment, that (i) an immediate sale is necessary because the Pledged Collateral threatens to decline speedily in value or (ii) the Pledged Collateral is or becomes of a type regularly sold on a recognized market. To the extent permitted by applicable law, the Pledgor agrees that any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies,


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      commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Subject to the other provisions of this Section 11(b), notice mailed to the Pledgor as provided herein at least 10 days before the time of the sale or disposition shall constitute reasonable notice. The Trustee or any Holder of Notes may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

            SECTION 12. Expenses. Except as provided in any fee agreement to the contrary, the Pledgor shall, promptly upon demand, pay to the Trustee any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of counsel, experts and agents, that the Trustee may incur in connection with (a) the review, negotiation and administration of this Pledge Agreement, (b) the custody, preservation, or sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Trustee and the Holders of the Notes hereunder, (d) the Pledgor's failure to perform or observe any of the provisions hereof, or (e) any claim covered by Section 10 hereof.

            SECTION 13. Security Interest Absolute. The rights of the Trustee and the Holders of the Notes and the security interest granted to the Trustee hereunder, and the Pledgor's obligations hereunder, shall be absolute and unconditional under all circumstances, including but not limited to:

            (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment or performance of, or in any other term of, any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

            (c) any taking, exchange, surrender, release or non-perfection of any other collateral or any taking, release, amendment, or waiver of any provision of any guaranty for all or any of the Obligations;


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            (d) any change, restructuring or termination of the corporate structure or existence of the Pledgor or any of its affiliates; or

            (e) to the extent permitted by applicable law, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Pledge Agreement.

            SECTION 14. Miscellaneous Provisions.

            Section 14.1 Notices. Any notice or communication given hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:

            if to the Pledgor or Obligor:

                  Horseshoe Gaming Holding Corp.
                  (or Horseshoe Gaming, L.L.C.,
                  in care of Horseshoe Gaming Holding Corp., as appropriate) 4024 South Industrial Road
                  Las Vegas, Nevada  89103

                  Attention: Chief Financial Officer
                  Telecopier: (702) 650-0081

            with a copy to:

                  Swidler Berlin Shereff Friedman, LLP
                  919 Third Avenue, 20th Floor
                  New York, NY 10022
                  Attention: Robert M. Friedman, Esq.
                  Telecopier: (212) 758-9526


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            if to the Trustee:

                  U.S. Trust Company, National Association
                  515 South Flower Street
                  Suite 2700
                  Los Angeles, CA 90022
                  Attention: Larry Gerquest
                             Assistant Vice President
                             Corporate Trust Department
                 Telecopier: (213) 488-1370

            Section 14.2 Severability. The provisions of this Pledge Agreement are severable. If a court in any jurisdiction holds that a clause or provision is invalid, illegal or unenforceable, in whole or in part, that holding shall affect the validity or enforceability of that clause or provision in that jurisdiction only, without effect in any other jurisdiction or with respect to any other clause or provision hereof.

            Section 14.3 Headings. The headings in this Pledge Agreement are included for convenience of reference only, are not to be considered a part hereof, and do not modify or restrict any of the terms or provisions hereof.

            Section 14.4 Counterpart Originals. This Pledge Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

            Section 14.5 Benefits of Pledge Agreement. Nothing in this Pledge Agreement, express or implied, shall give to any person, other than the parties hereto, their successors hereunder, all Indemnified Persons, and (subject to the provisions of the Indenture) the Holders of the Notes, any legal or equitable right, remedy or claim. Other than the Persons identified in the foregoing sentence, there are and shall be no third-party beneficiaries of this Pledge Agreement. No Holder of Notes shall have any independent rights hereunder, other than those rights granted to individual Holders of the Notes under the Indenture.

            Section 14.6 Amendments, Waivers and Consents. Any amendment or waiver of a provision of this Pledge Agreement and any consent by the Pledgor to departure from a provision of this Pledge Agreement shall be effective only if made or duly given in compliance with the Indenture. Neither the Trustee nor


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any Holder of Notes shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. A failure to exercise, a delay in exercising, or a waiver of any right, power or privilege hereunder by the Trustee or any Holder of Notes shall not preclude any subsequent exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

            Section 14.7 Interpretation of Agreement. Acceptance of or acquiescence in a course of performance rendered under this Pledge Agreement shall not be relevant to determine the meaning of this Pledge Agreement, even if the accepting or acquiescing party had knowledge of the nature of the performance and an opportunity to object thereto.

            Section 14.8 Continuing Security Interest; Termination.

            (a) This Pledge Agreement shall remain in full force and effect until the Termination Date. As used herein, "Termination Date" means the date of consummation of the Internal Consolidation in accordance with the provisions of the Indenture.

            (b) Notwithstanding the foregoing, the Pledgor's obligations under Sections 10 and 12 shall survive this Pledge Agreement's termination.

            Section 14.9 Survival of Representations and Covenants. The Pledgor's representations, warranties and covenants herein shall survive this Pledge Agreement's execution and delivery and shall terminate only on the Termination Date.

            Section 14.10 Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.


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            Section 14.11 The Trustee's Authority.

            (a) The Trustee may exercise all rights and powers granted hereunder, together with any powers reasonably incident hereto, may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees, and shall be entitled to retain counsel and to rely conclusively upon the advice of counsel concerning those rights, powers and duties. The Trustee shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished in accordance herewith and shall be entitled to indemnification hereunder from any claims related thereto. The Trustee and its respective directors, officers, employees, attorneys and agents may conclusively rely on any communication, instrument or document reasonably believed by them to be genuine and correct and to have been signed or sent by the proper person or persons.

            (b) The Pledgor acknowledges that, as between the Pledgor and the Trustee, with respect to any action or inaction by the Trustee in connection with the performance of its duties hereunder, the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Notes with full and valid authority so to act or refrain from acting, and the Pledgor may not make any inquiry respecting such authority.

            Section 14.12 Final Expression. This Pledge Agreement is the final expression and a complete and exclusive statement of the terms and conditions thereof, subject to any amendment duly made in accordance herewith.

            Section 14.13 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

            (a) THE LAW OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE AND RULES 327 SHALL GOVERN THIS PLEDGE AGREEMENT, THE HORSESHOE NOTE, THE OTHER PLEDGED COLLATERAL, AND ANY DISPUTE ARISING FROM, RELATED TO, OR IN CONNECTION WITH THE FOREGOING OR THE RELATIONSHIP AMONG OR THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.


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            (b) THE PLEDGOR AGREES THAT THE TRUSTEE MAY, IN ITS CAPACITY AS
      TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER OF NOTES, PROCEED AGAINST THE PLEDGOR OR THE PLEDGED COLLATERAL IN ANY COURT HAVING PERSONAL OR IN REM JURISDICTION OVER THE PLEDGOR OR THE PLEDGED COLLATERAL, AS THE CASE MAY BE, TO ENABLE THE TRUSTEE TO ASSERT A CLAIM OR EXERCISE ITS RIGHTS AND REMEDIES UNDER THIS PLEDGE AGREEMENT. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIM, SETOFF, OR CROSSCLAIM AGAINST THE TRUSTEE IN ANY PROCEEDING BROUGHT BY THE TRUSTEE UNDER THIS PLEDGE AGREEMENT, THE SECURITY AGREEMENT, OR THE INDENTURE OTHER THAN A COUNTERCLAIM, SETOFF, OR CROSSCLAIM THAT, IF NOT ASSERTED IN THAT PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE PLEDGOR WAIVES ANY OBJECTION BASED ON THE GROUNDS OF IMPROPER VENUE OR FORUM NON CONVENIENS TO THE TRUSTEE'S COMMENCEMENT AND PROSECUTION OF SUCH A PROCEEDING IN ANY COURT IN THE CITY OF NEW YORK.

            (c) THE PLEDGOR AGREES THAT NEITHER ANY HOLDER OF NOTES, THE TRUSTEE, THE SECURITIES INTERMEDIARY, NOR ANY OTHER INDEMNIFIED PERSON SHALL BE LIABLE TO THE PLEDGOR FOR LOSSES ARISING FROM, RELATING TO, OR IN CONNECTION WITH THIS PLEDGE AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR IN THE INDENTURE, OR THE DUTIES IMPOSED HEREUNDER, UNLESS A COURT DETERMINES (SUCH DETERMINATION HAVING BECOME FINAL) THAT THE LOSSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON ON WHOM THE PLEDGOR SEEKS TO IMPOSE LIABILITY.

            (d) TO THE EXTENT PERMITTED BY LAW, THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE OR ANY HOLDER OF NOTES IN CONNECTION WITH ANY JUDICIAL PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER, ENTERED AGAINST THE PLEDGOR, RELATING TO THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT OR TO ENFORCE BY SPECIFIC PERFOR-

      MANCE, TEMPORARY RESTRAINING ORDER, OR PRELIMINARY OR PERMANENT INJUNCTION THIS PLEDGE AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT AGAINST THE PLEDGOR.

            IN WITNESS WHEREOF, the Pledgor, the Obligor, and the Trustee have each caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                        Pledgor:

                                        HORSESHOE GAMING HOLDING CORP.

                                        By: /s/ Kirk C. Saylor
                                            ----------------------------
                                            Kirk C. Saylor
                                            Chief Financial Officer


                                        Obligor:

                                        HORSESHOE GAMING, L.L.C.

                                        By: Horseshoe Gaming, Inc.,
                                            its Manager

                                        By: /s/ Kirk C. Saylor
                                            ----------------------------
                                            Name: Kirk C. Saylor
                                            Title: CFO/Treasurer


                                        Trustee:

                                        U.S. TRUST COMPANY, NATIONAL
                                        ASSOCIATION, as Trustee

                                        By: /s/ Sandra H. Leess
                                            ----------------------------
                                            Name: Sandra H. Leess
                                            Title: Senior Vice President